SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant |X|
     Filed by a party other than the registrant |_|
     Check the appropriate box:
|_|  Preliminary proxy statement        |_|  Confidential, for use of the
                                             Commission only (as permitted by
                                             Rule 14a-6(e)(2))
|X|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               PARKERVISION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate amount of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11:1

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials:
                                                    ----------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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--------------------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                               PARKERVISION, INC.
                               8493 BAYMEADOWS WAY
                           JACKSONVILLE, FLORIDA 32256
                                   ___________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 26, 2003
                                   ___________

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of ParkerVision, Inc. will be held at the Marriott Hotel, 1501 International Parkway, Lake Mary, Florida on Thursday, June 26, 2003 at 9:00 a.m. local time, for the following purposes:

     1. To elect seven directors to hold office until the annual meeting of shareholders in 2004 and until their respective successors have been duly elected and qualified; and

     2. To transact such other business as may properly come before the meeting, and any adjournment(s) thereof.

     The transfer books will not be closed for the annual meeting. Only shareholders of record at the close of business on April 28, 2003 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

     YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                        By Order of the Board of Directors


                                        Stacie Wilf
                                        Secretary

Jacksonville, Florida
May 1, 2003

                                PARKERVISION, INC.

                                 PROXY STATEMENT

                               GENERAL INFORMATION

     This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by our board of directors to be used at the annual meeting of shareholders to be held at 9:00 a.m. local time, on Thursday, June 26, 2003 and any adjournments. The annual meeting will be held at the Marriott Hotel, 1501 International Parkway, Lake Mary, Florida. The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

     Our executive offices are located at 8493 Baymeadows Way, Jacksonville, Florida 32256. This proxy statement and the enclosed form of proxy are first being sent to shareholders on or about May 1, 2003.

RECORD DATE; VOTING SECURITIES

     Our board of directors has fixed the close of business on April 28, 2003 as the record date for determination of shareholders entitled to notice of, and to vote at, the annual meeting. As of April 28, 2003, we had issued and outstanding 15,245,282 shares of common stock, par value $.01 per share, our only class of voting securities outstanding. Each of our shareholders is entitled to one vote for each share of common stock registered in his or her name on the record date.

SOLICITATION, VOTING AND REVOCATION OF PROXIES

     Proxies in the form enclosed are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxies by our board of directors. Any proxy given pursuant to this solicitation and received in time for the meeting will be voted as specified in the returned proxy. If no instructions are given, proxies returned by shareholders will be voted "FOR" the election of the nominees as our directors listed below under the caption "Proposal I: Election of Directors" and as the proxies named in the proxy determine in their discretion with respect to any other matters properly brought before the meeting. Any proxy may be revoked by written notice received by our secretary at any time prior to the voting at the meeting, by submitting a subsequent proxy or by attending the annual meeting and voting in person. Attendance by a shareholder at the annual meeting does not alone serve to revoke his or her proxy.

     The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by his or her proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on the matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that the shares are not being voted on any matter at the meeting, in which case the shares will not be counted for purposes of determining the presence of a quorum.

     The directors will be elected by a plurality of the votes cast at the meeting. "Plurality" means that the nominees who receive the highest number of votes in their favor will be elected as our directors.

Consequently, any shares not voted "FOR" a particular nominee, because of either shareholder withholding or broker non-vote, will not be counted in the nominee's favor.

     All other matters that may be brought before the shareholders must be approved by the affirmative vote of a majority of the votes cast at the meeting. Abstentions from voting are counted as "votes cast" with respect to the proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the meeting but not entitled to vote because of either shareholder withholding or broker non-vote are not deemed "votes cast" with respect to the proposal and therefore will have no effect on the vote.

ANNUAL REPORT

     Our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, which contains our audited financial statements, is being mailed along with this proxy statement.

     We will provide to you exhibits to the Annual Report upon payment of a fee of $.25 per page, plus $5.00 postage and handling charge, if requested in writing to The Secretary, ParkerVision, Inc., 8493 Baymeadows Way, Jacksonville, Florida 32256.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of April 28, 2003 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of our common stock, (ii) each of our director nominees, (iii) each executive officer whose compensation exceeded $100,000 in 2002, and (iv) all of our director nominees and executive officers as a group (based upon information furnished by those persons).

                                              AMOUNT AND NATURE OF    PERCENT OF
NAME OF BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP     CLASS(1)
------------------------                      --------------------     --------
Jeffrey L. Parker(2)                             3,339,342 (3)(4)        20.9%
J-Parker Family Limited Partnership(5)           2,376,974 (4)           15.6%
Todd Parker(2)                                   1,090,488 (6)(7)         7.1%
T-Parker Family Limited Partnership(5)             876,255 (7)            5.7%
Stacie Wilf(2)                                   1,053,416 (8)(9)         6.9%
S-Parker Wilf Family Limited Partnership(5)        905,811 (9)            5.9%
Tyco International Ltd. (10)                     1,058,949 (11)           6.7%
Tyco Sigma Limited(10)                           1,058,949 (11)           6.7%
Leucadia National Corporation(12)                1,607,973 (12)          10.2%
David F. Sorrells(2)                               524,500 (13)           3.3%
William A. Hightower                               162,500 (14)           1.1%
Richard A. Kashnow                                  50,000 (15)           0.3%
William L. Sammons                                 154,750 (16)           1.0%
Papken S. Der Torossian                                 --                 ---
Banca del Gottardo(17)                           3,146,250 (18)          20.6%
Gotthardfin Ltd.(17)                             1,225,000 (18)           8.0%
All directors and executive officers
as a group (8 persons)                           6,414,796 (19)          37.6%

__________________________________

(1) Percentage includes all outstanding shares of common stock plus, for each person or group, any shares of common stock that the person or the group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(2)  The person's address is 8493 Baymeadows Way, Jacksonville, Florida 32256.

(3) Includes 700,000 shares of common stock issuable upon currently exercisable options and 9,501 shares owned of record by Mr. Parker's three children over which he disclaims ownership. Excludes 90,000 shares of common stock issuable upon options that may become exercisable in the future.

(4) J-Parker Family Limited Partnership is the record owner of 2,376,974 shares of common stock. Mr. Jeffrey L. Parker has sole voting and dispositive power over the shares of common stock owned by the J-Parker Family Limited Partnership, as a result of which Mr. Jeffrey Parker is deemed to be the beneficial owner of such shares.

(5)  The entity's address is 409 S. 17th Street, Omaha, Nebraska 68102.

(6) Includes 117,500 shares of common stock issuable upon currently exercisable options and 10,000 shares owned of record by Mr. Parker's spouse. Excludes 50,000 shares of common stock issuable upon options that may become exercisable in the future.

(7) T-Parker Family Limited Partnership is the record owner of 876,255 shares of common stock. Mr. Todd Parker has sole voting and dispositive power over the shares of common stock owned by the T-Parker Family Limited Partnership, as a result of which Mr. Todd Parker is deemed to be the beneficial owner of such shares.

(8) Includes 87,500 shares of common stock issuable upon currently exercisable options and 10,600 shares owned of record by Ms. Wilf's two children over which she disclaims ownership.

(9) S-Parker Wilf Family Limited Partnership is the owner of 905,811 shares of common stock. Ms. Wilf has sole voting and dispositive power over the shares of common stock owned by the S-Parker Wilf Family Limited Partnership, as a result of which Ms. Wilf is deemed to be the beneficial owner of such shares.

(10) The business address of each of Tyco International Ltd. and Tyco Sigma Limited is The Zurich Center, Second Floor, 90 Pitts Bay Road, Pembroke, HM 08, Bermuda.

(11) These shares are held of record by Tyco Sigma Limited, a wholly owned subsidiary of Tyco International Ltd. Tyco International Ltd. and Tyco Sigma Limited share voting and dispositive power over these shares. The foregoing information was derived from a Schedule 13G filed with the SEC on March 6, 2003. The number of shares reported as beneficially owned includes 529,475 shares underlying a currently exercisable warrant.

(12) The business address of Leucadia National Corporation is 315 Park Avenue South, New York, New York 10010. The information for Leucadia National Corporation was derived from a Schedule 13G filed with the SEC on April 1, 2003. The number of shares reported as beneficially owned includes 484,293 shares underlying a currently exercisable warrant.

(13) Includes 524,500 shares of common stock issuable upon currently exercisable options. Excludes 200,000 shares of common stock issuable upon options that may become exercisable in the future.

(14) Includes 162,500 shares of common stock issuable upon currently exercisable options.

(15) Includes 50,000 shares of common stock issuable upon currently exercisable options. Excludes 50,000 shares of common stock issuable upon options that may become exercisable in the future.

(16) Includes 135,000 shares of common stock issuable upon currently exercisable options.

(17) The addresses are: Banca del Gottardo, Viale S. Franscini 8, CH-6901 Lungano, Switzerland; and Gotthardfin Ltd., P.O. Box CB10976, Wet Bay Street & Sea View Drive, Nassau, Bahamas.

(18) Of the 3,146,250 shares reported as held by Banca del Gottardo, 1,225,000 are held through a subsidiary, Gotthardfin Ltd., and the balance are held for the benefit of third parties or in customer fiduciary accounts. The foregoing information was derived from a Schedule 13G filed with the SEC on January 30, 2003.

(19) Includes 1,777,000 shares of common stock issuable upon currently exercisable options held by directors (see notes 3, 6, 8, 13, 14, 15 and 16 above) and 39,800 shares of common stock issuable upon currently exercisable options held by an executive officer not included in the table and excludes 390,000 shares of common stock issuable upon options that may vest in the future held by directors (see notes 3, 6, 13 and 15 above) and 48,700 shares of common stock issuable upon options that may become exercisable in the future held by an executive officer not included in the table above.

                        PROPOSAL I: ELECTION OF DIRECTORS

     The persons listed below have been designated by our board of directors as candidates for election as directors to serve until the next annual meeting of shareholders or until their respective successors have been elected and qualified. The by-laws of the company currently provide for a board of ten persons. At this annual meeting, seven persons are being nominated. Proxies given by the shareholders will not be voted for any persons to fill the three vacant positions. Unless otherwise specified in the form of proxy, the proxies solicited by management will be voted "FOR" the election of these candidates. In case any of these nominees become unavailable for election to the board of directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

NAME                        AGE    DIRECTOR SINCE    POSITION
----                        ---    --------------    --------

Jeffrey L. Parker            46         1989         Chairman of the Board and
                                                       Chief Executive Officer
Todd Parker                  38         1989         President, Video Business
                                                       Unit and Director
David F. Sorrells            44         1997         Chief Technical Officer
                                                       and Director
William A. Hightower         59         1999         Director
Richard A. Kashnow           61         2000         Director
William L. Sammons           82         1993         Director
Papken S. Der Torossian      64         --           Director Nominee

     Jeffrey L. Parker has been chairman of the board and our chief executive officer since our inception in August 1989 and our president from April 1993 to June 1998. From March 1983 to August 1989, Mr. Parker served as executive vice president for Parker Electronics, Inc., a joint venture partner with Carrier Corporation performing research development, manufacturing and sales and marketing for the heating, ventilation and air conditioning industry.

     Todd Parker has been a director since our inception and was a vice president of ours from inception to June 1997. Mr. Parker acted as a consultant to us from June 1997 through November 1997 and from September 2001 to July, 2002. On July 31, 2002, Mr. Parker was appointed president of the Video Business Unit of the company. From January 1985 to August 1989, Mr. Parker served as general manager of manufacturing for Parker Electronics.

     David F. Sorrells has been our chief technical officer since September 1996 and has been a director since January 1997. From June 1990 to September 1996, Mr. Sorrells served as our engineering manager.

     William A. Hightower has been a director since March 1999. Since May 2001, Mr. Hightower has been a private investor. Mr. Hightower was the president and chief operating officer and a director of Silicon Valley Group, Inc., a position he has held since August 1997 until his retirement in May 2001. Silicon Valley Group, Inc. is a publicly held company which designs and builds semiconductor capital equipment tools for chip manufacturers. From January 1996 to August 1997, Mr. Hightower served as chairman and chief executive officer of CADNET Corporation, a developer of network software solutions for the architectural industry. From August 1989 to January 1996, Mr. Hightower was the president and chief executive officer of Telematics International, Inc.

     Richard A. Kashnow has been a director since August 2000. From August 1999 until his retirement in January 2003, Mr. Kashnow was the president of Tyco Ventures, the venture capital arm of Tyco International, Inc., a diversified manufacturing the services company. From October 1995 to its acquisition by Tyco in 1999, Mr. Kashnow was the chairman, chief executive officer and president of Raychem Corporation, a technology company specializing in electronic components and engineered materials.

     William L. Sammons has been a director since October 1993. From 1981 until his retirement in 1985, Mr. Sammons was president of the North American Operations of Carrier Corporation.

     Papken S. Der Torossian has been nominated to be elected at the annual meeting to which this proxy relates. Mr. Der Torossian was the chairman of the board of directors and chief executive officer for Silicon Valley Group, Inc.
(SVGI) until 2001. He currently serves as the special advisor to ASML which acquired SVGI in September 2001. He joined SVGI in 1984 as president and became chief executive officer in 1986. In 1991, Mr. Der Torossian was appointed SVGI's chairman of the board. Prior to his joining SVGI, he was president of ECS Microsystems and president of the Santa Cruz Division of Plantronics where he also served as vice president to the Telephone Products Group. Previous to that he spent four years at Spectra-Physics and 12 years with Hewlett-Packard in a variety of management positions. From 1997 to 2001, Mr. Der Torossian served on the board of the Silicon Valley Manufacturing Group. In March 2001, Mr. Der Torossian joined the board of directors of ANTS Software Inc., a company engaged in proprietary software development, and in March 2003, he joined the board of directors of Therma-Wave, Inc., a company engaged in the manufacture and sale of process control metrology systems used in manufacturing semiconductors.

     Messrs. Jeffrey and Todd Parker and Ms. Stacie Wilf are brothers and sister.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended December 31, 2002, our board of directors met 10 times. All of our directors attended each of the meetings except William A. Hightower, Robert G. Sterne and Richard Sisisky each missed one meeting during the year. Members of our board of directors generally are elected annually by our shareholders and may be removed as provided for in the 1989 Business Corporation Act of the State of Florida and our articles of incorporation. The board of directors has four committees, the audit committee, the compensation committee, the nominating committee and a strategic planning committee. The strategic planning committee was formed in 2002 to assist the CEO in issues of corporate and business unit strategic planning.

AUDIT COMMITTEE INFORMATION AND REPORT

     The audit committee was established in 1994, and during the fiscal year ending December 31, 2002, it was comprised of William A. Hightower, William L. Sammons and Oscar S. Schafer. During the fiscal year ended December 31, 2002, the audit committee met 6 times and acted by unanimous consent one time. The audit committee has also met twice since January 1, 2003, once in connection with the annual report for the fiscal year ended December 31, 2002 and once to review and approve a revised and updated Audit Committee charter.

     Each of Messrs. Hightower, Sammons and Schafer are considered to be financial experts by the board of directors by reason of their ability to understand generally accepted accounting principles and financial statements, their ability to assess the general application of generally accepted accounting principles in connection with our financial statements, including estimates, accruals and reserves, their experience in analyzing or evaluating financial statements of similar breadth and complexity as our financial statements, their understanding of internal controls and procedures for financial reporting and their understanding of the audit committee functions.

     Audit Fees

     For the fiscal years ended December 31, 2001 and December 31, 2002, the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the review of our financial statements included in our quarterly reports totaled $103,500 and $118,500, respectively.

     Financial Information Systems Design and Implementation Fees

     For the fiscal years ended December 31, 2001 and December 31, 2002, there were no fees billed for professional services by our independent auditors rendered in connection with, directly or indirectly, operating or supervising the operation of our information system or managing our local area network.

     Tax Services Fees

     For the fiscal years ended December 31, 2001 and December 31, 2002, the aggregate fees billed for professional services rendered for tax services by our independent auditors totaled approximately $43,800 and $17,800, respectively.

     All Other Fees

     For the fiscal years ended December 31, 2001 and December 31, 2002, the aggregate fees billed for all other professional services rendered by our independent auditors totaled approximately $7,000 and $10,200, respectively.

     Audit Committee Report

     Pursuant to our audit committee's written charter, which was adopted on June 12, 2000, the audit committee's responsibilities include, among other things:

     o annually reviewing and reassessing the adequacy of the committee's formal charter;

     o reviewing our annual audited financial statements with our management and our independent auditors and the adequacy of our internal accounting controls;

     o reviewing analyses prepared by management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

     o making recommendations concerning the engagement of the independent auditor;

     o    reviewing the independence of the independent auditors;

     o reviewing our auditing and accounting principles and practices with the independent auditors and reviewing major changes to our auditing and accounting principles and practices as suggested by the independent auditor or our management;

     o recommending the appointment of the independent auditor to the board of directors, which firm is ultimately accountable to the audit committee and the board of directors;

     o approving professional services provided by the independent auditors, including the range of audit and nonaudit fees; and

     o reviewing all related party transactions on an ongoing basis for potential conflict of interest situations.

     The audit committee pre-approves the services to be provided by its independent auditors. During the period January 1, 2002 through March 31, 2003, the committee reviewed in advance the scope of the annual audit, non-audit services to be performed by the independent auditors and the independent auditors' audit and non-audit fees and approved them. The audit committee also reviews and recommends to the board of directors whether or not to approve transactions between the company and an officer or director outside the ordinary course.

     On many occasions during fiscal year 2002 and thereafter, the audit committee met and held discussions with management, the chief accounting officer and our independent auditors. Management represented to the committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), various accounting issues relating to presentation of certain things in our financial statements and compliance with Section 10A of the Securities Exchange Act of 1934. Our independent auditors also provided the audit committee with the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the committee discussed with the independent auditors and management the auditors' independence. The committee discussed financial risk exposures relating to the company with management and the processes in place to monitor and control the exposure resulting therefrom, if any. Based upon the committee's discussion with management and the independent auditors and the committee's review of the representations of management and the report of the independent auditors to the audit committee, the committee recommended that the board of directors include our audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002. The committee evaluated the performance of PricewaterhouseCoopers LLP and recommended to the board their re-appointment as the independent auditors for the fiscal year ending December 31, 2003.

William A. Hightower
William L. Sammons
Oscar S. Schafer

     Audit Committee Charter

     As part of the audit committee's functions, the audit committee charter was reviewed by the audit committee and board of directors during the period of March-April 2003. As a result of the review, the charter was revised and restated, and it was adopted as restated. The current audit committee charter is attached to this proxy statement as Appendix A.

COMPENSATION OF OUTSIDE DIRECTORS

     During 2002, each non-employee director received a retainer of $8,000, payable in quarterly installments. In addition, non-employee directors, and Stacie Wilf and Todd Parker, received on January 15, 2002 an annual grant of an option to purchase 10,000 shares of common stock that vested immediately. The committee chairpersons received an additional option per year to purchase 5,000 shares and each committee member receives an additional option per year to purchase 2,500 shares of common stock for committee work. Options for committee work will not exceed 5,000 shares of common stock in any fiscal year. All board members were reimbursed for reasonable expenses incurred in attending meetings.

     During 2002, the board approved the creation of a strategic planning committee. The chairperson for this committee received a one-time grant of an option to purchase 100,000 shares of common stock that vested immediately.

EXECUTIVE COMPENSATION

     The following tables summarize the cash compensation paid by us to each of our executive officers (including our chief executive officer) who were serving as executive officers at the end of the fiscal year ended December 31, 2002, for services rendered in all capacities to us and our subsidiaries during the fiscal years ended December 31, 2002, 2001 and 2000, options granted to such executive officers during the fiscal year ended December 31, 2002, and the value of all options granted to such executive officers at the end of the fiscal year ended December 31, 2002.

=============================================================================================================
                                              SUMMARY COMPENSATION TABLE
                                                            -------------------------------------------------
                                                             ANNUAL COMPENSATION       LONG TERM COMPENSATION
-------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                        FISCAL YEAR
POSITION                                  ENDED 12/31        SALARY         BONUS          OPTIONS/SARS (#)
-------------------------------------------------------------------------------------------------------------
Jeffrey L. Parker                             2002          $281,700          --                15,000
  Chairman of the Board and                   2001          $275,000     $  25,000                --
  Chief Executive Officer                     2000          $275,000     $ 300,000             500,000
-------------------------------------------------------------------------------------------------------------
Todd Parker                                   2002          $ 62,000          --                60,000
  President, Video Business                   2001             --             --                  --
  Unit and Director(1)                        2000             --             --                  --
-------------------------------------------------------------------------------------------------------------
David F. Sorrells                             2002          $244,200          --                  --
  Chief Technical Officer and                 2001          $225,000     $  50,000                --
  Director                                    2000          $225,000     $ 100,000             362,000
-------------------------------------------------------------------------------------------------------------
Richard L. Sisisky                            2002          $250,000          --                  --
  President, Chief Operating                  2001          $287,500          --                  --
  Officer and Director(2)                     2000          $214,000          --                  --
=============================================================================================================

(1) Todd Parker was employed as a consultant from September 2001 to July 2002 and was paid $74,891. He was employed as the president of the Video Business Unit of the company on July 31, 2002 at an annual salary of $150,000.

(2) Mr. Sisisky resigned his position as president and chief operating officer and director as of January 9, 2003.

     We cannot determine, without unreasonable effort or expense, the specific amount of certain personal benefits afforded to our employees, or the extent to which benefits are personal rather than business. We have concluded that the aggregate amounts of such personal benefits which cannot be specifically or precisely ascertained do not in any event exceed, as to each individual named in the preceding table, the lesser of $50,000 or 10% of the compensation reported in the preceding table for such individual, or, in the case of a group, the lesser of $50,000 for each individual in the group, or 10% of the compensation reported in the preceding table for the group, and that such information set forth in the preceding table is not rendered materially misleading by virtue of the omission of the value of such personal benefits.

==========================================================================================================================
                                            OPTION/GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------------------------
                                                                                                   REALIZABLE VALUE
--------------------------------------------------------------------------------------------------------------------------
                                           % OF TOTAL
                          NUMBER OF     OPTIONS GRANTED
                        SHARES UNDER    TO EMPLOYEES IN       EXERCISE
NAME                       OPTIONS        FISCAL YEAR          PRICE        EXPIRATION DATE       5%            10%
--------------------------------------------------------------------------------------------------------------------------
Jeffrey Parker            15,000(1)           2.2%             $19.99          2/26/2012       $188,574      $  477,884
--------------------------------------------------------------------------------------------------------------------------
                          10,000(2)           1.5%             $20.00          1/15/2012       $125,779      $  318,748
Todd Parker               50,000(3)           7.3%             $16.61          7/31/2012       $522,297      $1,323,603
--------------------------------------------------------------------------------------------------------------------------
David Sorrells                -                -                 -                 -              -              -
--------------------------------------------------------------------------------------------------------------------------
Richard Sisisky               -                -                 -                 -              -              -
==========================================================================================================================

(1) Granted in 2002 as bonus compensation in recognition of fiscal year 2001 employment.

(2) Granted 10,000 on January 15, 2002 in connection with his activities as a director prior to being employed as President of the Video Business Unit of the company.

(3) Granted 50,000 on July 31, 2002 in connection with his employment as President of the Video Business Unit.

=========================================================================================================================
                                      AGGREGATE FISCAL YEAR-END OPTION/SAR VALUES
                                                  AT DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------
NAME                         NUMBER OF UNEXERCISED OPTIONS/SARS AT FISCAL         VALUE OF UNEXERCISED IN-THE-MONEY
                                             YEAR END (#)                          OPTIONS/SARS AT FISCAL YEAR END
                            ---------------------------------------------------------------------------------------------
                                 EXERCISABLE             UNEXERCISABLE           EXERCISABLE          UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Parker                  700,000                  90,000                $100,500                 $-0-
-------------------------------------------------------------------------------------------------------------------------
Todd Parker                        117,500                  50,000                 $5,700                  $-0-
-------------------------------------------------------------------------------------------------------------------------
Richard L. Sisisky                 265,072                  234,928                 $-0-                   $-0-
-------------------------------------------------------------------------------------------------------------------------
David F. Sorrells                  524,500                  200,000                 $-0-                   $-0-
=========================================================================================================================

EMPLOYMENT AGREEMENTS

     In September 2000, we entered into an employment agreement with Jeffrey L. Parker, our chairman of the board and chief executive officer, which expires on September 30, 2005. Mr. Parker receives an annual base salary of not less than $275,000 for the first two-year period during the term, not less than $300,000 for the next two-year period during the term and not less than $325,000 for the last year of the term. Mr. Parker will also receive bonuses as may be determined from time to time by the compensation committee. Mr. Parker was awarded two stock options in connection with his employment with us. The first option is for 350,000 shares of common stock, exercisable at a price per share of $41. This option vested immediately and is exercisable until September 7, 2010, except as provided in the option agreement. The second option is for 150,000 shares of common stock, exercisable at $61.50 per share. This option will vest in five equal installments of 30,000 shares on October 1, in each year from 2001 through 2005, and once vested are exercisable until October 1, 2010, except as provided in the option agreement. As bonus compensation in recognition of fiscal year 2001 employment, Mr. Parker was granted in February 2002 an option to purchase 15,000 shares of common stock at $19.99 per share, currently vested and expiring February 26, 2012.

     In March 2002, we entered into an employment agreement with David F. Sorrells, our chief technical officer and a director, which expires March 6, 2007. Mr. Sorrells receives an annual base salary of not less than $250,000 for the first two-year period during the term, and thereafter the base will be increased as determined by the company, but the increase will be by not less than 5% of the prior year's base salary. Mr. Sorrells will also receive an annual bonus as may be determined by the chief executive officer. Mr. Sorrells will be eligible for future awards under our equity performance plans as determined from time to time.

     We employed Richard Sisisky from June 1998 to January 9, 2003 as the president and chief operating officer of the company and a director under a written employment agreement. Mr. Sisisky resigned his positions as president, chief operating officer and director on January 9, 2003 and entered into a resignation agreement at that time under which he is employed to consult to the company for the balance of the year. During the employment period as an executive officer and director, Mr. Sisisky received an annual base salary of $250,000 and was entitled to a performance bonus. Mr. Sisisky was awarded two options, under which he currently may acquire shares of common stock at various prices until different dates.

STOCK OPTION PLANS

     In September 1993, the board of directors approved our 1993 Stock Plan pursuant to which an aggregate of 500,000 shares of common stock were initially reserved for issuance in connection with the benefits available for grant. The 1993 plan was amended on September 19, 1996, August 22, 1997 and

November 16, 1998 by the board of directors to raise the number of shares of common stock subject to the plan to 3,500,000. Each of these amendments was approved by our shareholders. The benefits may be granted in any one or in combination of the following:

     o    incentive stock options;
     o    non-qualified stock options;
     o    stock appreciation rights;
     o    restricted stock awards;
     o    stock bonuses;
     o    other forms of stock benefits; or
     o    cash.

     Incentive stock options may be granted only to our employees. Other benefits may be granted to our consultants, directors (whether or not they are employees of ours), employees and officers. To date, awards to purchase a total of 3,079,494 shares of common stock have been granted and are outstanding or have been exercised under the 1993 plan. As of the date of this proxy statement, we have 420,506 shares of common stock available for grant for awards under the 1993 plan.

     In May 2000, the board of directors approved our 2000 Performance Equity Plan pursuant to which a total of 5,000,000 shares of common stock were reserved for issuance in connection with the benefits available for grant. The 2000 plan was approved by our shareholders on July 13, 2000. We have the ability to grant the same type of benefits under the 2000 plan as we are able to under the 1993 plan. Incentive stock options may only be granted to our employees. Other benefits may be granted to our consultants, directors (whether or not they are employees of ours), employees and officers. To date, awards to purchase a total of 2,218,460 shares of common stock have been granted and are outstanding or have been exercised under the 2000 plan. As of the date of this proxy statement, we have 2,781,540 shares of common stock available for grant for awards under the 2000 plan.

EQUITY COMPENSATION PLAN INFORMATION

     The following table gives the information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2002, including the 1993 Stock Plan, the 2000 Performance Equity Plan and other miscellaneous plans.

                                                                                                  Number of securities
                                                                                                remaining available for
                                         Number of securities to       Weighted-average       future issuance under equity
                                         be issued upon exercise       exercise price of     compensation plans (excluding
                                         of outstanding options,     outstanding options,              securities
             Plan Category                 warrants and rights        warrants and rights       reflected in column (a))
             -------------                 -------------------        -------------------       ------------------------
                                                   (a)                        (b)                         (c)
Equity compensation plans approved
    by security holders                         4,534,224                   $25.98                     3,211,876
Equity compensation plans not
  Approved by security holders                   661,625                    $20.78                        -0-
                                        ---------------------------                          -----------------------------
                  Total                         5,195,849                                              3,211,876
                                        ===========================                          =============================

     The equity compensation plan reported upon in the above table that were not approved by security holders include:

     o Options to purchase 50,000 shares were granted to the CEO, Jeffrey Parker, in October 1993 at an exercise price of $5.00 per share. These options were immediately vested and expire in October 2003. As of December 31, 2002, options to purchase 30,000 shares remained outstanding.

     o Options to purchase 476,625 shares were granted pursuant to an employment agreement with a former executive officer, Richard Sisisky, in May 1998 at an exercise price of $21.375 per share. These options vest through 2003 and expire on differing dates.

     o Options to purchase 25,000 shares granted to two directors in March 1999 at exercise prices of $23.25 per share. These options immediately vested and expire in March 2009.

     o Options to purchase 40,000 shares granted to consultants in November 1998 at exercise prices of $18.75 per share. These options are fully vested and expire in November 2003.

     o Options to purchase 100,000 shares granted to an employee in March 1999 at an exercise price of $23.25. These options vest ratably over five years and expire in May 2009. As of December 31, 2002, options to purchase 90,000 shares were outstanding.

COMPENSATION COMMITTEE INFORMATION AND REPORT

     The compensation committee is responsible for reviewing and determining for recommendation to the board of directors the compensation arrangements of the senior executives of the company and administering our 1993 Stock Plan and 2000 Performance Equity Plan. During the fiscal year ended December 31, 2002, the compensation committee consisted of Amy L. Newmark, William L. Sammons and Robert G. Sterne. During fiscal year 2002, our compensation committee met three times and acted by unanimous consent two times.

     Report of the Compensation Committee of the Board of Directors on Executive Compensation

     The compensation committee of the board of directors sets the compensation of the chief executive officer and other executive officers, subject to ratification by the board of directors.

     General Compensation Policy

     We operate in a competitive and rapidly changing high technology industry. The compensation committee believes that the compensation program for our executive officers should be designed to attract, motivate and retain talented executives responsible for the success of our company. The compensation committee believes the compensation program should be determined within a competitive framework and should be based on achievement of overall financial results and individual contribution.

     Compensation Components

     The three major components that make up the compensation of our executive officers are:

     o    base salary;

     o    annual cash incentive awards in the form of a cash bonus; and

     o long-term equity-based incentive awards in the form of stock option grants.

     The compensation committee's determination of the compensation components for executive officers is highly subjective and not subject to specific criteria. The compensation committee has, however, compared its executives' compensation levels to independent compensation surveys and compensation packages for executives in similarly sized technology companies and has founds its compensation packages to be comparable.

     The base salary for each executive officer is determined at levels considered appropriate for comparable positions at other companies. Annual cash bonuses are subjective and are based on our achievement of financial performance targets as well as individual contribution. Long-term equity-based incentive awards, in the form of stock option grants, are determined subjectively based on the executive's position within us, individual performance, potential for future responsibility and promotion and the number of unvested options held at the time of the new grant. The relative weight given to each of these factors varies among individuals at the compensation committee's discretion.

     Executive Compensation

     There was no review of Mr. Jeffrey Parker's compensation for fiscal year 2002. Pursuant to his employment agreement, Mr. Parker's salary was increased to $300,000 per annum on October 1, 2002. In February 2002, in respect of employment during fiscal year 2001, Mr. Parker was granted bonus compensation in the form of an option to acquire up to 15,000 shares of common stock at $19.99 per share, vested immediately and expiring February 26, 2012.

     The committee approved the employment of Todd Parker as the President of the Video Business Unit of the Company at an annual compensation of $150,000. Mr. Parker's employment is not pursuant to a written employment agreement.

     Mr.  Sisisky  was  compensated  under  an  employment   agreement  and  his
compensation was not reviewed in 2002 in light of his pending resignation.

     No bonuses were paid to senior executives for fiscal year 2002.

     Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, that might incorporate our future filings under those statutes, the preceding Compensation Committee Report on Executive Compensation and our Stock Performance Graph (set forth below) will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any of our future filings under those statutes.

THE COMPENSATION COMMITTEE
Amy L. Newmark
William L. Sammons
Robert G. Sterne

PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total shareholder returns for our company, the Nasdaq U.S. Stock Market Index, the Nasdaq Electronic Components Index and Nasdaq Telecommunications Index for the five years ending December 31, 2002. The total shareholder returns assumes the investment on December 31, 1997 of $100 in our common stock, the Nasdaq U.S. Stock Market Index, the Nasdaq Electronic Components Index, and Nasdaq Telecommunications Index at the beginning of the period, with immediate reinvestment of all dividends. The Nasdaq Electronic Components Index and Nasdaq Telecommunications Index were added in 2001 to provide comparative indices reflecting our D2D technologies. In the past, the graph also included a comparison to the JP Morgan Hambrecht & Quist Communications Index, but this comparison is no longer included because the index is no longer in existence.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
        AMONG PARKERVISION, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
                     THE NASDAQ ELECTRONIC COMPONENTS INDEX
                    AND THE NASDAQ TELECOMMUNICATIONS INDEX

                               [GRAPHIC OMITTED]

                                              Cumulative Total Return
                                ---------------------------------------------------
                                 12/97    12/98    12/99    12/00    12/01    12/02
PARKERVISION INC                100.00   129.66   169.66   202.07   115.86    45.02
NASDAQ STOCK MARKET (U.S.)      100.00   140.99   261.48   157.42   124.89    86.33
NASDAQ ELECTRONIC COMPONENTS    100.00   154.49   287.34   236.14   160.91    86.19
NASDAQ TELECOMMUNICATIONS       100.00   165.05   295.01   125.74    84.16    38.76

* $100 invested on 12/31/97 in stock or index - including reinvestment of dividends.
Fiscal year ending December 31.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and ten percent shareholders are charged by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, during the fiscal year ended December 31, 2002, all filing requirements applicable to our executive officers, directors and ten percent shareholders were fulfilled.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We lease our executive offices pursuant to a lease agreement dated March 1, 1992 with Jeffrey L. Parker and Barbara Parker. Barbara Parker is Mr. Parker's mother. The term of the lease expires in 2007 and is renewable for an additional five-year term. For the fiscal years ended December 31, 2002 and 2001, we incurred approximately $298,900 and $310,400 in each year, respectively, in rental expense under the lease. We believe that the terms of the lease are no less favorable than terms we could have obtained from an unaffiliated third party.

     Mr. Robert G. Sterne, a director of ours during fiscal year 2002, serves as a patent and intellectual property counsel for us. In this capacity, we paid the law firm Sterne, Kessler, Goldstein & Fox, PLLC of which Mr. Sterne is a partner, fees totaling approximately $1,801,000 for the year ended December 31, 2002.

     On March 26, 2003, to raise additional working capital, we sold shares of common stock for cash to Leucadia National Corporation, a then holder of greater than 5% beneficial ownership of our common stock, at $3.91 per share for an aggregate of $2,500,000, which per-share price was 80% of the ten-day weighted average price per share ending on the day immediately prior to the sale. Leucadia was also granted registration rights for the purchased shares and a four-year pre-emptive right to acquire additional shares in certain circumstances. As a condition to this purchase, members of the Parker family, including Jeffrey L. Parker, our chief executive officer and chairman of the board, Todd Parker, the president of our Video Business Unit and a director and Stacie Wilf, our corporate secretary and a director, were required to purchase 495,050 shares of common stock for cash at $5.05 per share for an aggregate of $2,500,000, which per-share price was the five-day closing bid price average per share ending on the day immediately prior to the sale. Each of these purchasers was granted registration rights. The transactions were approved in advance by the audit committee and the board of directors, with the interested parties abstaining. As a result of this transaction, Jeffrey L. Parker had a matching transaction to a prior sale of 2,500 shares of common stock pursuant to Section 16(b) and paid the recoverable profit due to the company of $11,715.

                             INDEPENDENT ACCOUNTANTS

     We currently have selected PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2003. A representative of Pricewaterhouse Coopers LLP is expected to be present at the meeting with an opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.

                             SOLICITATION OF PROXIES

     We are soliciting the proxies of shareholders pursuant to this proxy statement. We will bear the cost of this proxy solicitation. In addition to solicitations of proxies by use of the mails, some of our officers or employees, without additional remuneration, may solicit proxies personally or by telephone. We may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

                              SHAREHOLDER PROPOSALS

SHAREHOLDER PROPOSALS AND NOMINATIONS

     Proposals of shareholders intended to be presented at the annual meeting to be held in 2003 must be received at our offices by January 7, 2004 for inclusion in the proxy materials relating to that meeting.

     Our by-laws contain provisions in it intended to promote the efficient functioning of our shareholder meetings. Some of the provisions describe our right to determine the time, place and conduct of shareholder meetings and to require advance notice by mail or delivery to us of shareholder proposals or director nominations for shareholder meetings.

     Under the by-laws, shareholders must provide us with at least 120 days notice of business the shareholder proposes for consideration at the meeting and persons the shareholder intends to nominate for election as directors at the meeting. This notice must be received for the annual meeting in the year 2004 on January 7, 2004. Shareholder proposals must include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and disclosure of that shareholder's number of shares of common stock owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or proxy at the shareholder meeting and material interest, if any, in the matter being proposed. Shareholder nominations for persons to be elected as directors must include the name and address of the shareholder making the nomination, a representation that the shareholder owns shares of common stock entitled to vote at the shareholder meeting, a description of all arrangements between the shareholder and each nominee and any other persons relating to the nomination, the information about the nominees required by the Exchange Act of 1934 and a consent to nomination of the person nominated.

     Shareholder proposals or nominations should be addressed to Stacy Wilf, Secretary, ParkerVision, Inc., 8493 Baymeadows Way, Jacksonville, Florida 32256.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

     We do not now intend to bring before the annual meeting any matters other than those specified in the Notice of the Annual Meeting, and we do not know of any business which persons other than the board of directors intend to present at the annual meeting. Should any business requiring a vote of the shareholders, which is not specified in the notice, properly come before the annual meeting, the persons named in the accompanying proxy intend to vote the shares represented by them in accordance with their best judgment.

                                        By Order of the Board of Directors

                                        Stacie Wilf
                                        Secretary
Jacksonville, Florida
May 1, 2003

                                                                      APPENDIX A

ADOPTED APRIL 25, 2003

                             AUDIT COMMITTEE CHARTER

                                       OF
                               PARKERVISION, INC.

PURPOSE

The Audit Committee is appointed by the Board of Directors ("Board") of ParkerVision, Inc. ("Company") to assist the Board in fulfilling its oversight responsibility for monitoring (1) the integrity of the Company's accounting and financial reporting and its systems of internal controls, (2) the performance, qualifications and independence of the Company's independent auditors, and (3) the Company's compliance with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission ("Commission") to be included in the Company's annual proxy statement.

COMMITTEE MEMBERSHIP

The Audit Committee shall consist of no fewer than three members, absent a temporary vacancy. The members of the Audit Committee shall meet the independence and experience requirements of The NASDAQ Stock Market, Inc. ("NASDAQ"), Section 10A(m)(3) of the Securities Exchange Act of 1934 ("Exchange Act") and the rules and regulations of the Commission. Notwithstanding the foregoing, membership of the Audit Committee will comply with the credential requirements of applicable law, regulation and listing requirements, as applicable to the Company from time to time.

All members of the Audit Committee shall be financially literate. At least one member of the Committee shall be a financial expert, as defined by the Commission rules pursuant to Section 401(h) of Regulation S-K.

The Board of Directors will assess and determine the qualifications of the Audit Committee members. The members of the Audit Committee shall be appointed by the Board, and may be replaced by the Board.

The Board of Directors shall select the Audit Committee Chair. If a Chair is not designated or present, a Chair may be designated by a majority vote of the Audit Committee members present.

Director's compensation is the only compensation which members of the Audit Committee may receive from the Company.

MEETINGS AND PROCEDURES

The Audit Committee shall meet at least quarterly or more frequently as circumstances dictate. The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit
Committee  or to meet  with  any  members  of,  or  consultants  to,  the  Audit
Committee.

The Committee will keep written minutes of its meetings, which minutes will be maintained with the books and records of the Company. The Committee will provide the Board with regular reports of its activities.

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee annually shall review the Audit Committee's own performance.

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. The Committee will not delegate to a subcommittee any power or authority required by any law, regulation or listing standards to be exercised by the Committee as a whole.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The primary responsibility of the Committee is to oversee the Company's financial controls and reporting processes on behalf of the Board and report the results of its activities to the Board. The Audit Committee recognizes that the Company's management is responsible for the completeness and accuracy of the Company's financial statements and disclosures and for maintaining effective internal controls. The Committee also realizes that the independent auditor is responsible for auditing the Company's financial statements. Accordingly, management and the independent auditor have more knowledge and more detailed information about the Company than do Audit Committee members and the Audit Committee's primary responsibility is oversight. In carrying out its oversight responsibilities, the Audit Committee will rely, in part, on the expertise of management and the independent auditor. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to (i) the independent auditor for the purpose of rendering or issuing an audit report and (ii) any advisors (including counsel) employed by the Audit Committee.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The Committee may perform such other duties and responsibilities as are consistent with its purpose and as the Board or the Committee deems appropriate.

FINANCIAL REPORTING AND INTERNAL CONTROLS

     REVIEW OF ANNUAL AUDITED FINANCIAL STATEMENTS. The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K). The Committee will review the (a) quality, not just acceptability, of the Company's accounting principles, including significant financial reporting issues and judgments made in connection with the preparation of the financial statements including alternative methods for presenting financial information that have been discussed with management, the impact of the use of the alternative methods, the methods preferred by management and all material written communications between the independent auditor and management; (b) the clarity and adequacy of disclosures in the financial statements; and the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations, including the critical accounting policies; and (c) major issues regarding the adequacy of internal controls and steps taken in light of material deficiencies (if any were noted).

     The Committee will discuss the results of the annual audit and any difficulties the independent auditors encountered in the course of their audit work, including any restrictions on the scope of the auditors' activities or access to requested information, and any significant disagreements with management. The Committee will also discuss any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, and the annual report on controls by the Chief Executive Officer and the Chief Accounting Officer, as received by the independent auditors.

     Based on these reviews and the discussions with management and the independent auditors, the Committee will make a recommendation to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

     REVIEW OF INTERIM FINANCIAL STATEMENTS; EARNINGS RELEASES. The Committee shall review the interim financial statements, and the Company's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. The Committee shall also review any Form 8-K that includes financial disclosures prior to its filing. The Committee will discuss with management any proposed release of earnings or guidance information, and financial information and earnings guidance provided to analysts and rating agencies. The Committee will discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     RISK ASSESSMENT AND RISK MANAGEMENT. The Audit Committee shall review with management and independent auditors the Company's policies for assessing and managing financial risk and the actual risk exposure of the Company.

     INTERNAL CONTROLS, DISCLOSURE CONTROLS AND PROCEDURES. The Audit Committee shall review with management and the independent auditors the Company's policies and procedures for maintaining the adequacy and effectiveness of internal controls and disclosure controls procedures. As part of this effort, the Committee will inquire of management and the independent auditor about controls management has implemented to minimize significant risks to the Company and the effectiveness of these controls. The Committee will review the quarterly assessments of such controls and procedures by the Chief Executive Officer and Chief Accounting Officer.

     The Committee will also review with management and the independent auditor the effect on the Company's financial statements of regulatory and accounting initiatives and off balance sheet structures.

o    INDEPENDENT AUDITORS

     The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

     The Committee shall review the auditors' independence from management and the Company, including whether the auditors' performance of permissible non-audit services is compatible with their independence. This process will include, as least annually, the Committee's review of the independent auditors' internal control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company.

     Annually, the Committee will review the qualifications and performance of the Company's current independent auditors and select the Company's independent auditors for the next year.

     The Committee shall review with the independent auditors prior to the audit the overall scope, planning and staffing of their audit. The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

     The Committee shall verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. The Committee shall consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

     The Committee shall oversee the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

o    COMPLIANCE WITH LEGAL AND REGULATORY REQUIREMENTS

     The Audit Committee shall obtain, from the independent auditor, assurance that Section 10A(b) of the Exchange Act has not been implicated. The Committee shall inquire and review with management the Company's compliance with applicable laws and regulations and, where applicable, recommend policies and procedures for future compliance. The Committee shall review with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies. The Committee shall also review with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies

     The Committee shall review and approve all related-party transactions.

     The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company's financial statements or accounting policies.

LIMITATION OF AUDIT COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                           PARKERVISION, INC. - PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                 FOR ANNUAL MEETING TO BE HELD ON JUNE 26, 2003

               The undersigned Shareholder(s) of PARKERVISION, INC., a Florida corporation ("Company"), hereby appoints Jeffrey L. Parker and Todd
P Parker, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on June 26, 2003 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no
R instructions are given, this proxy will be voted FOR all of the following proposals.

          1.   Election of the following Directors:

               FOR all nominees listed            AGAINST all
O              below except as marked             nominees
               to the contrary below    [ ]       listed below    [ ]

               Jeffrey L. Parker, Todd Parker, David F. Sorrells,
               William A. Hightower, Richard A. Kashnow, William L. Sammons, Papken S. Der Torossian
X
               INSTRUCTIONS: To vote AGAINST any individual nominee, write that nominee's name in the space below.

                        _____________________________________________

Y         2.   In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

                    FOR  [ ]           AGAINST  [ ]              ABSTAIN [ ]

          [ ]  I plan on attending the Annual Meeting.

                                             Date: ___________________, 2003


                                             ______________________________
                                             Signature

                                             ______________________________
                                             Signature if held jointly

                                             Please sign exactly as name appears
                                             above.  When  shares  are  held  by
                                             joint  tenants,  both should  sign.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such.  If
                                             a corporation,  please sign in full
                                             corporate   name  by  President  or
                                             other  authorized   officer.  If  a
                                             partnership,    please    sign   in
                                             partnership   name  by   authorized
                                             person.